SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------




                                    FORM 8-K



                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) February 15, 1999



                            SALES ONLINE DIRECT INC.
               (Exact name of Registrant as specified in charter)



   Delaware                                   0-28720               73-1479833
(State or other jurisdiction of      (Commission File Number)   (I.R.S. Employer
                                                                 Identification
                                                                  Number)



                                4 Brussels Street
                         Worcester, Massachusetts 01610
                                 (508) 753-0945
(Address,  including  zip code and  telephone  number,  including  area code, of
                   Registrant's principal executive offices)



                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 4.  Changes in Registrant's Certifying Accountant.

     On February 15, 1999, the Board of Directors of Sales OnLine Direct Inc., f/k/a Securities Resolution Advisors, Inc. (the "Company"), approved the appointment of Stephen P. Higgins, C.P.A. as the Company's independent certified public accountants to provide accounting and auditing services for the Company for the year ended December 31, 1998 and also approved the dismissal of Guest & Company ("Guest") as the Company's independent auditors.

     Guest's report on the annual financial statements of the Company for the prior fiscal years ending December 31, 1997 and 1996 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the years ended December 31, 1997 and 1996 and for the subsequent interim period preceding the dismissal of Guest, there were no disagreements between the Company and Guest on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Guest, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the annual financial statements of the Company.

     As previously reported, on February 25, 1999, the Company purchased all of the outstanding common stock of Internet Auction, Inc., a Massachusetts corporation ("Internet Auction"). As a result of the transaction, Internet Auction became a wholly owned subsidiary of the Company and the management of Internet Auction became the current management of the Company. The current management of the Company is in the process of selecting an independent auditor to audit the books of the Company for the current fiscal year.

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

The following exhibits are filed herewith:

Exhibit No.

16       Letter of Guest & Company


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SALES ONLINE DIRECT INC.



Date: April 28, 1999                 By:  /s/ Marc Stengel
                                          --------------------------------------
                                          Marc Stengel, Vice President



C77497.634

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                                  EXHIBIT INDEX



Exhibit
Number            Description of Exhibits                                 Page
------            -----------------------                                 ----

16                Letter of Guest & Company                                 4



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